Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File nos. 033-70870 and 333-84295).

ARTHUR ANDERSEN LLP

San Francisco, California
September 26, 2001


                                   Exhibit 23
                                      -1-